                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) September 25, 1998
         -------------------------------------------------------------------

                            FLEET FINANCIAL GROUP, INC.
                            ---------------------------
               (Exact name of registrant as specified in its charter)


                                    RHODE ISLAND
                                    ------------
                   (State or other jurisdiction of incorporation)


                     1-6366                         05-0341324
                     -----------------------------------------
           (Commission File Number)     (IRS Employer Identification No.)


             One Federal Street, Boston, Massachusetts           02110
            -----------------------------------------------------------
            (Address of principal executive offices)         (Zip Code)


          Registrant's telephone number, including area code: 617-346-4000
          ----------------------------------------------------------------
           (Former name or former address, if changed since last report)

                      Item 5. Other Materially Important Events.

     On September 25, 1998, Registrant authorized the sale of and established the terms of $2,000,000,000 in aggregate principal amount of its Senior Medium-Term Notes, Series N and Subordinated Medium-Term Notes, Series O (the "Notes"), under Registration Statement No. 333-62905. The Notes have maturities ranging nine months or more and bear interest at fixed or floating rates. The Notes are to be offered by Registrant's Agents, Fleet National Bank, Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. Closing documents relating to the Notes were executed and delivered on September 25, 1998.

Item 7. Financial Statements and Exhibits.

     (a)   Financial Statements

     Not applicable

     (b)   Pro Forma Financial Statements

     Not applicable

     (c)   Exhibits

     The following exhibits are filed as part of this report:

     (1)(a) Selling Agency Agreement dated September 25, 1998 between Registrant, Goldman Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities, Inc. and Salomon Smith Barney Inc.

     (1)(b) Distribution Agreement dated September 25, 1998 between Registrant and Fleet National Bank

     (4)(a)  Specimen certificate of the Series N Senior Medium-Term Notes

     (4)(b)  Specimen certificate of the Series O Subordinated Medium-Term Notes

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                            FLEET FINANCIAL GROUP, INC.
                                     Registrant

                              By: /s/ William C. Mutterperl
                                  -------------------------
                                  William C. Mutterperl
                                  Secretary and General Counsel

Date: September 25, 1998


3